Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

Subsidiaries (or Managed Entities*) of StoneMor Partners L.P. as of 12/31/2009

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
Alleghany Memorial Park LLC	Virginia
Alleghany Memorial Park Subsidiary, Inc.	Virginia
Altavista Memorial Park LLC	Virginia
Altavista Memorial Park Subsidiary, Inc.	Virginia
Arlington Development Company	New Jersey
Augusta Memorial Park Perpetual Care Company	Virginia
Bethel Cemetery Association*	New Jersey
Beth Israel Cemetery Association of Woodbridge, New Jersey*	New Jersey
Birchlawn Burial Park LLC	Virginia
Birchlawn Burial Park Subsidiary, Inc.	Virginia
Cedar Hill Funeral Home, Inc.	Maryland
Cemetery Investments LLC	Virginia
Cemetery Investments Subsidiary, Inc.	Virginia
Cemetery Management Services, L.L.C.	Delaware
Cemetery Management Services of Mid-Atlantic States, L.L.C.	Delaware
Cemetery Management Services of Ohio, L.L.C.	Delaware
Cemetery Management Services of Pennsylvania, L.L.C.	Delaware
Clover Leaf Park Cemetery Association*	New Jersey
CMS West LLC	Pennsylvania
CMS West Subsidiary LLC	Pennsylvania
Columbia Memorial Park LLC	Maryland
Columbia Memorial Park Subsidiary, Inc.	Maryland
Cornerstone Family Insurance Services, Inc.	Delaware
Cornerstone Family Services of New Jersey, Inc.	New Jersey
Cornerstone Family Services of West Virginia LLC	West Virginia
Cornerstone Family Services of West Virginia Subsidiary, Inc.	West Virginia
Cornerstone Funeral and Cremation Services LLC	Delaware
Covenant Acquisition LLC	Virginia
Covenant Acquisition Subsidiary, Inc.	Virginia
Crown Hill Cemetery Association*	Ohio
Eloise B. Kyper Funeral Home, Inc.	Pennsylvania
Glen Haven Memorial Park LLC	Delaware
Glen Haven Memorial Park Subsidiary, Inc.	Maryland
Henlopen Memorial Park LLC	Delaware
Henlopen Memorial Park Subsidiary LLC	Delaware
Henry Memorial Park LLC	Virginia
Henry Memorial Park Subsidiary, Inc.	Virginia
Highland Memorial Park, Inc.*	Ohio
Hillside Memorial Park Association, Inc.*	Ohio
Juniata Memorial Park LLC	Pennsylvania
KIRIS LLC	Virginia
KIRIS Subsidiary, Inc.	Virginia
Lakewood/Hamilton Cemetery LLC	Tennessee
Lakewood/Hamilton Cemetery Subsidiary, Inc.	Tennessee
Lakewood Memory Gardens South LLC	Georgia
Lakewood Memory Gardens South Subsidiary, Inc.	Georgia
Laurel Hill Memorial Park LLC	Virginia

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
Laurel Hill Memorial Park Subsidiary, Inc.	Virginia
Laurelwood Holding Company	Pennsylvania
Legacy Estates, Inc.	New Jersey
Locustwood Cemetery Association*	New Jersey
Loewen [Virginia] LLC	Virginia
Loewen [Virginia] Subsidiary, Inc.	Virginia
Lorraine Park Cemetery LLC	Delaware
Lorraine Park Cemetery Subsidiary, Inc.	Maryland
Modern Park Development LLC	Maryland
Modern Park Development Subsidiary, Inc.	Maryland
Northlawn Memorial Gardens*	Ohio
Oak Hill Cemetery LLC	Virginia
Oak Hill Cemetery Subsidiary, Inc.	Virginia
Ohio Cemetery Holdings, Inc.*	Ohio
Osiris Holding Finance Company	Delaware
Osiris Holding of Maryland LLC	Delaware
Osiris Holding of Maryland Subsidiary, Inc.	Maryland
Osiris Holding of Pennsylvania LLC	Pennsylvania
Osiris Holding of Rhode Island LLC	Rhode Island
Osiris Holding of Rhode Island Subsidiary, Inc.	Rhode Island
Osiris Management, Inc.	New Jersey
Osiris Telemarketing Corp.	New York
Perpetual Gardens.Com, Inc.	Delaware
PVD Acquisitions LLC	Virginia
PVD Acquisitions Subsidiary, Inc.	Virginia
Rockbridge Memorial Gardens LLC	Virginia
Rockbridge Memorial Gardens Subsidiary Company	Virginia
Rolling Green Memorial Park LLC	Pennsylvania
Rose Lawn Cemeteries LLC	Virginia
Rose Lawn Cemeteries Subsidiary, Incorporated	Virginia
Roselawn Development LLC	Virginia
Roselawn Development Subsidiary Corporation	Virginia
Russell Memorial Cemetery LLC	Virginia
Russell Memorial Cemetery Subsidiary, Inc.	Virginia
Shenandoah Memorial Park LLC	Virginia
Shenandoah Memorial Park Subsidiary, Inc.	Virginia
Sierra View Memorial Park	California
Southern Memorial Sales LLC	Virginia
Southern Memorial Sales Subsidiary, Inc.	Virginia
Springhill Memory Gardens LLC	Maryland
Springhill Memory Gardens Subsidiary, Inc.	Maryland
Star City Memorial Sales LLC	Virginia
Star City Memorial Sales Subsidiary, Inc.	Virginia
Stephen R. Haky Funeral Home, Inc.	Pennsylvania
Stitham LLC	Virginia
Stitham Subsidiary, Incorporated	Virginia
StoneMor Alabama LLC	Alabama
StoneMor Alabama Subsidiary, Inc.	Alabama

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
StoneMor Arkansas Subsidiary LLC	Arkansas
StoneMor California, Inc.	California
StoneMor California Subsidiary, Inc.	California
StoneMor Cemetery Products LLC	Pennsylvania
StoneMor Colorado LLC	Colorado
StoneMor Colorado Subsidiary LLC	Colorado
StoneMor Florida Subsidiary LLC	Florida
StoneMor Georgia LLC	Georgia
StoneMor Georgia Subsidiary, Inc.	Georgia
StoneMor Hawaiian Joint Venture Group LLC	Hawaii
StoneMor Hawaii LLC	Hawaii
StoneMor Hawaii Subsidiary, Inc.	Hawaii
StoneMor Holding of Pennsylvania LLC	Pennsylvania
StoneMor Illinois LLC	Illinois
StoneMor Illinois Subsidiary LLC	Illinois
StoneMor Indiana LLC	Indiana
StoneMor Indiana Subsidiary LLC	Indiana
StoneMor Iowa LLC	Iowa
StoneMor Iowa Subsidiary LLC	Iowa
StoneMor Kansas LLC	Kansas
StoneMor Kansas Subsidiary LLC	Kansas
StoneMor Kentucky LLC	Kentucky
StoneMor Kentucky Subsidiary LLC	Kentucky
StoneMor Michigan LLC	Michigan
StoneMor Michigan Subsidiary LLC	Michigan
StoneMor Missouri LLC	Missouri
StoneMor Missouri Subsidiary LLC	Missouri
StoneMor North Carolina LLC	North Carolina
StoneMor North Carolina Subsidiary LLC	North Carolina
StoneMor North Carolina Funeral Services, Inc.	North Carolina
StoneMor Ohio LLC	Ohio
StoneMor Ohio Subsidiary, Inc.	Ohio
StoneMor Operating LLC	Delaware
StoneMor Oregon LLC	Oregon
StoneMor Oregon Subsidiary LLC	Oregon
StoneMor Pennsylvania LLC	Pennsylvania
StoneMor Pennsylvania Subsidiary LLC	Pennsylvania
StoneMor Puerto Rico LLC	Puerto Rico
StoneMor Puerto Rico Subsidiary LLC	Puerto Rico
StoneMor South Carolina LLC	South Carolina
StoneMor South Carolina Subsidiary LLC	South Carolina
StoneMor Tennessee Subsidiary, Inc.	Tennessee
StoneMor Washington, Inc.	Washington
StoneMor Washington Subsidiary LLC	Washington

Sunset Memorial Gardens LLC	Virginia
Sunset Memorial Gardens Subsidiary, Inc.	Virginia
Sunset Memorial Park LLC	Maryland
Sunset Memorial Park Subsidiary, Inc.	Maryland
Temple Hill LLC	Virginia
Temple Hill Subsidiary Corporation	Virginia
The Valhalla Cemetery Company LLC	Alabama

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
The Valhalla Cemetery Subsidiary Corporation	Alabama
Tioga County Memorial Gardens LLC	Pennsylvania
Virginia Memorial Service LLC	Virginia
Virginia Memorial Service Subsidiary Corporation	Virginia
WNCI LLC	Delaware
W N C Subsidiary, Inc.	Maryland
Wicomico Memorial Parks LLC	Maryland
Wicomico Memorial Parks Subsidiary, Inc.	Maryland
Willowbrook Management Corp.	Connecticut
Woodlawn Memorial Park Subsidiary LLC	Pennsylvania

*	Entity is not a StoneMor Partners L.P. subsidiary, but is managed by contract with a subsidiary